UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-101117	16-1634897

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 North IH-35, Austin, Texas		78753-3195

(Address of Principal Executive Offices)		(Zip Code)

(512) 837-8810

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Exhibits:

Exhibit 99.1	Press Release dated May 6, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 6, 2004, Golfsmith International Holdings, Inc. issued a press release announcing financial results for its first fiscal quarter ended April 3, 2004. The full text of the press release is attached as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
DATE: May 6, 2004	By:	/s/ James D. Thompson
James D. Thompson
President and Chief Executive Officer